Evergreen High Grade Municipal Bond Fund: Semiannual Report as of November 30, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

January 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen High Grade Municipal Bond Fund, which covers the six-month period ended November 30, 2002.

Market analysis

Over the past six months, investors in the municipal bond market experienced another large dose of volatility. Uncertainty over the strength of the economic recovery and fears of war and terror combined frequently to threaten those in the fixed income markets. While strength in stocks during early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred recently within the municipal bond market. First, the weaker than expected economic recovery has resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, this increased supply was met by a healthy demand for bonds that were suitable for a broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. Fourth, as 2002 progressed, the yield curve began to flatten as buyers on the long end gradually emerged. Finally, those issues emphasizing total return outperformed income-based products, benefiting from declining yields and price increases.

Perhaps the most interesting development was the solid performance of tax-exempt bonds despite the increased supply.

LETTER TO SHAREHOLDERS continued

Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher than normal demand for municipal securities. Money flowed from equity funds due to the uncertain economy, and as the corporate accounting scandals widened, flows increased further into a wide variety of bond structures, including municipals.

Looking forward, we believe several of the uncertainties currently affecting investors will continue, resulting in a more narrow range for yields. Concerns about the extent of the economic recovery may linger in coming months, potentially providing further opportunities for total return investors in the municipal market. As clarity increases on the recovery, though, yields may increase, rewarding income-oriented investors. In addition, the potential war with Iraq and fears of terrorism may also positively affect performance, as investors continue to seek the relative stability and return potential of the municipal bond market.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of November 30, 2002

“In this environment, we intend to continue monitoring duration and seeking those spots on the yield curve that we believe offer the greatest potential for total return, emphasizing quality as the economy stabilizes and strengthens.”

MANAGEMENT TEAM

Mathew M. Kiselak
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 2/21/1992
	Class A	Class B	Class C	Class I
Class Inception Date	2/21/1992	1/11/1993	4/30/1999	2/28/1994

6-month return with sales charge	-1.27%	-1.72%	1.25%	N/A

6-month return w/o sales charge	3.66%	3.28%	3.28%	3.79%

Average Annual Return*

1 year with sales charge	1.01%	0.28%	3.23%	N/A

1 year w/o sales charge	6.06%	5.28%	5.28%	6.33%

5 year	3.82%	3.72%	4.08%	5.10%

10 year	5.30%	5.07%	5.44%	6.05%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	4.07%	3.52%	3.52%	4.53%

Tax-equivalent yield**	6.63%	5.73%	5.73%	7.38%

6-month income distributions per share	$0.24	$0.19	$0.19	$0.25

* Adjusted for maximum applicable sales charge, unless noted. ** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of November 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 3.66% for the six-month period ended November 30, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index returned 3.67%, while the median return of funds in the Lipper Insured Municipal Debt Funds Classification was 3.28%. Lipper Inc. is an independent monitor of mutual fund performance.

We attribute the fund’s higher return, relative to its Lipper peer group, to the fund’s slightly longer duration, successful yield curve positioning, and its emphasis on higher-quality securities, particularly housing bonds. Duration measures a bond’s sensitivity to changes in interest rates. When interest rates rise, a shorter duration is usually advantageous because it minimizes price volatility. Conversely, in a low interest rate environment a longer duration would be advantageous. As yields fell during the period, driving prices higher, the fund’s slightly longer duration improved its ability to generate price appreciation. Returns were then enhanced by successfully targeting bonds in specific maturity ranges along the yield curve. These securities outperformed bonds with different maturities as the yield curve shifted. Finally, our emphasis on higher-quality securities enabled the fund to avoid credit problems associated with a weak economy.

The fund also provided an attractive yield to investors. As of November 30, 2002, the 12-month distribution yield on the fund’s Class A shares stood at 4.31%. The yield ranked in the top 36th percentile of Lipper’s General Municipal Debt Funds Classification, outperforming the group’s 4.03% median yield.

PORTFOLIO CHARACTERISTICS
(as of 11/30/2002)

Total Net Assets	$126,657,038

Average Credit Quality*	AAA

Average Maturity	8.3 years

Average Duration	6.2 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

The environment was favorable, in that yields fell and prices rose. According to the Municipal Market Data AAA-rated scale, yields in five-year maturities declined by 56 basis points, 10-year municipal bond yields dropped by 29 basis points and yields in 30-year municipal bond maturities fell by 16 basis points between May 31, 2002, and November 30, 2002. The stubbornly sluggish state of the economy, however, became a double-edged sword for many investors. While economic weakness supported bond prices and kept yields low, the prospect of ongoing uncertainty fueled investor concern about future corporate financial health. Investors pushed the incremental yields provided by riskier bonds higher, and their prices lower, as credit risk became more substantial. As a result, higher-quality securities outperformed their lower-rated counterparts.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2002 portfolio assets)

Housing	16.4%

General Obligation - Local	15.4%

Hospital	13.2%

Electric Revenue	12.3%

Water & Sewer	9.2%

Transportation	7.2%

Education	6.3%

Industrial Development Revenue	4.9%

Special Tax	4.4%

Other	10.7%

What strategies did you use to manage the fund?

We sought to maximize both total return and yield. We established a slightly longer duration than the fund’s peer group, enabling the fund to generate greater price appreciation as yields fell. We then focused on specific parts of the yield curve, selecting those maturity ranges that we believed provided the most attractive value and the best potential for total return. We chose bonds with maturities in the 12-year and 17-year ranges. Yields in these maturities fell more dramatically than yields in other parts of the curve, pushing prices correspondingly higher, which also contributed to stronger relative performance. Finally, we maintained substantial holdings in higher-quality securities, particularly housing bonds. Housing has remained a strong contributor to economic growth, despite weakness in most other sectors. Furthermore, these bonds performed well because of their high quality and generous income stream.

PORTFOLIO QUALITY*
(as a percentage of 11/30/2002 portfolio assets)

AAA	83.8%

AA	7.6%

A	5.2%

BBB	0.6%

NR	2.8%

*Source: Standard & Poor’s

What is your outlook for the next six months?

We expect yields to move within a narrow range, with a slight bias toward rising. We think the economy could remain fragile, which would help keep a ceiling on yields. However, the fact that yields are so low could cause investors to lose interest in municipal bonds; so yields may be pushed higher to stimulate demand. In this environment, we intend to continue monitoring duration and seeking those spots on the yield curve that we believe offer the greatest potential for total return, emphasizing quality as the economy stabilizes and strengthens.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.80	$10.65	$9.99	$11.01	$11.36	$10.89
Income from investment operations
Net investment income	0.24	0.47	0.47	0.48	0.48	0.47
Net realized and unrealized gains or losses on securities	0.16	0.15	0.66	-0.87	-0.08	0.48
Total from investment operations	0.40	0.62	1.13	-0.39	0.40	0.95

Distributions to shareholders from
Net investment income	-0.24	-0.47	-0.47	-0.48	-0.48	-0.48
Net realized gains	0	0	0	-0.15	-0.27	0
Total distributions to shareholders	-0.24	-0.47	-0.47	-0.63	-0.75	-0.48

Net asset value, end of period	$10.96	$10.80	$10.65	$9.99	$11.01	$11.36
Total return[1]	3.66%	5.92%	11.48%	-3.54%	3.62%	8.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$71,681	$65,080	$56,212	$53,303	$63,018	$64,526
Ratios to average net assets
Expenses[2]	0.91%[3]	0.99%	1.04%	0.96%	0.95%	1.09%
Net investment income	4.22%[3]	4.37%	4.45%	4.61%	4.26%	4.25%
Portfolio turnover rate	25%	40%	23%	108%	79%	127%

1. Excluding applicable sales charges 2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. 3. Annualized See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.80	$10.65	$9.99	$11.01	$11.36	$10.89
Income from investment operations
Net investment income	0.19	0.39	0.39	0.40	0.40	0.39
Net realized and unrealized gains or losses on securities	0.16	0.15	0.66	-0.87	-0.08	0.48
Total from investment operations	0.35	0.54	1.05	-0.47	0.32	0.87

Distributions to shareholders from
Net investment income	-0.19	-0.39	-0.39	-0.40	-0.40	-0.40
Net realized gains	0	0	0	-0.15	-0.27	0
Total distributions to shareholders	-0.19	-0.39	-0.39	-0.55	-0.67	-0.40

Net asset value, end of period	$10.96	$10.80	$10.65	$9.99	$11.01	$11.36
Total return[1]	3.28%	5.13%	10.65%	-4.27%	2.85%	8.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,511	$25,281	$33,019	$39,566	$32,088	$32,822
Ratios to average net assets
Expenses[2]	1.66%[3]	1.75%	1.79%	1.72%	1.70%	1.84%
Net investment income	3.46%[3]	3.61%	3.70%	3.89%	3.52%	3.51%
Portfolio turnover rate	25%	40%	23%	108%	79%	127%

1. Excluding applicable sales charges 2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. 3. Annualized See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999[1,2]
CLASS C
Net asset value, beginning of period	$10.80	$10.65	$9.99	$11.01	$11.14
Income from investment operations
Net investment income	0.19	0.39	0.39	0.40	0.03
Net realized and unrealized gains or losses on securities	0.16	0.15	0.66	-0.87	-0.13
Total from investment operations	0.35	0.54	1.05	-0.47	-0.10

Distributions to shareholders from
Net investment income	-0.19	-0.39	-0.39	-0.40	-0.03
Net realized gains	0	0	0	-0.15	0
Total distributions to shareholders	-0.19	-0.39	-0.39	-0.55	-0.03

Net asset value, end of period	$10.96	$10.80	$10.65	$9.99	$11.01
Total return[3]	3.28%	5.13%	10.65%	-4.27%	0.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$8,074	$4,886	$1,496	$1,620	$1
Ratios to average net assets
Expenses[4]	1.66%[5]	1.72%	1.79%	1.72%	1.66%[5]
Net investment income	3.44%[5]	3.60%	3.70%	3.92%	3.71%[5]
Portfolio turnover rate	25%	40%	23%	108%	79%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from April 30, 1999 (commencement of class operations), to May 31, 1999.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended November 30, 2002 (unaudited)
		Year Ended May 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$10.80	$10.65	$9.99	$11.01	$11.36	$10.89
Income from investment operations
Net investment income	0.25	0.50	0.50	0.50	0.51	0.51
Net realized and unrealized gains or losses on securities	0.16	0.15	0.66	-0.87	-0.08	0.47
Total from investment operations	0.41	0.65	1.16	-0.37	0.43	0.98

Distributions to shareholders from
Net investment income	-0.25	-0.50	-0.50	-0.50	-0.51	-0.51
Net realized gains	0	0	0	-0.15	-0.27	0
Total distributions to shareholders	-0.25	-0.50	-0.50	-0.65	-0.78	-0.51

Net asset value, end of period	$10.96	$10.80	$10.65	$9.99	$11.01	$11.36
Total return	3.79%	6.18%	11.76%	-3.30%	3.88%	9.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,391	$22,378	$20,879	$19,121	$22,264	$24,976
Ratios to average net assets
Expenses[2]	0.66%[3]	0.74%	0.79%	0.71%	0.70%	0.84%
Net investment income	4.47%[3]	4.62%	4.70%	4.86%	4.51%	4.51%
Portfolio turnover rate	25%	40%	23%	108%	79%	127%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

3.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

November 30, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 98.4%
AIRPORT 2.3%
Atlanta, GA Arpt. Facs. RB, 0.00%, 01/01/2010,
(Insd. by AMBAC) (n)	AAA	$1,000,000	$ 739,130
San Francisco, CA City & Cnty. Arpt. RB, Commission Intl. Arpt., 5.50%, 05/01/2015, (Insd. by FSA)	AAA	2,000,000	2,161,000
2,900,130
EDUCATION 6.2%
Garden City, MI Sch. Dist. RB, 5.50%, 05/01/2016	AAA	1,000,000	1,075,950
New York Dorm. Auth. RB:
Sch. Dist. Fin., Ser. A, 5.75%, 10/01/2017	AAA	1,000,000	1,111,030
Sch. Dist. Fin., Ser. B, 6.50%, 10/01/2017	AAA	1,000,000	1,185,510
State Univ. Edl. Facs., Ser. A, 5.88%, 05/15/2011, (Insd. by AMBAC & TCRS)	AAA	250,000	286,065
Texas Pub. Fin. Auth. RB, Southern Univ. Fin. Sys., 5.50%, 11/01/2017, (Insd. by MBIA)	Aaa	1,035,000	1,112,904
Texas Tech Univ. RB, 5.50%, 08/15/2016	AAA	1,000,000	1,080,140
Univ. of Hawaii Sys. RB, Ser. A, 5.50%, 07/15/2020	AAA	500,000	528,675
Univ. of Vermont & State Agricultural College RB:
5.50%, 10/01/2017	AAA	420,000	454,453
5.50%, 10/01/2018	AAA	500,000	537,305
5.50%, 10/01/2019	AAA	500,000	533,625
7,905,657
ELECTRIC REVENUE 12.2%
Energy Northwest, WA Elec. RRB, Proj. 1, 6.00%, 07/01/2017, (Insd. by MBIA)	AAA	1,000,000	1,120,700
Georgia Elec. Pwr. Auth. RRB, Ser. V, 6.50%, 01/01/2012	AAA	1,315,000	1,543,771
Northwest Washington Elec. RRB, Ser. A, 5.38%, 07/01/2015, (Insd. by FSA)	AAA	1,500,000	1,603,650
Piedmont, SC Muni. Pwr. Agcy. RRB, Ser. A, 5.00%, 01/01/2015, (Insd. by MBIA & IBC)	AAA	2,000,000	2,043,000
Sam Rayburn, TX Muni. Pwr. Agcy. RRB, 5.75%, 10/01/2021	AA	2,000,000	2,086,860
Superior, WI Ltd. Obl. RRB, Midwest Energy, Ser. E, 6.90%, 08/01/2021, (Insd. by FGIC)	AAA	4,500,000	5,584,860
Texas Muni. Pwr. Agcy. RB, 0.00%, 09/01/2015, (Insd. by MBIA) (n)	AAA	2,600,000	1,407,432
15,390,273
GENERAL OBLIGATION - LOCAL 15.2%
Carman-Ainsworth, MI Community Sch. GO, 5.50%, 05/01/2020	AAA	420,000	444,015
Clark Cnty., NV Sch. Dist. GO, Ser. A, 5.75%, 06/15/2011	AAA	1,000,000	1,118,500
Cook Cnty., IL GO, Refunding, Ser. A, 5.63%, 11/15/2016, (Insd. by MBIA)	AAA	1,000,000	1,092,460
Elkhorn, WI Area Sch. Dist. GO, Refunding, Ser. A, 5.25%, 04/01/2021	Aaa	495,000	506,707
Forest Hills, OH Local Sch. Dist. GO, Sch. Impt., 5.70%, 12/01/2016, (Insd. by MBIA)	AAA	1,500,000	1,649,145
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS (continued)
GENERAL OBLIGATION - LOCAL (continued)
Kings, OH Local Sch. Dist. GO, City of Warren Sch. Imp.,
7.50%, 12/01/2016, (Insd. by FGIC)	AAA	$1,000,000	$ 1,314,130
Maricopa County, AZ Unified Sch. Dist. 41 GO, 5.80%, 07/01/2015, (Insd. by FSA)	AAA	1,000,000	1,146,500
New Haven, MI Community Sch. GO, Sch. Bldg. & Site, 5.25%, 05/01/2018	AAA	1,375,000	1,437,700
New Rochelle, NY GO, Ser. B, 6.15%, 08/15/2017, (Insd. by MBIA)	AAA	600,000	649,056
New York, NY GO, Ser. D, 5.38%, 08/01/2017,
(Insd. by FGIC & TCRS)	AAA	1,500,000	1,564,905
Niagara Falls, NY GO, Pub. Impt.:
7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	643,090
7.50%, 03/01/2016, (Insd. by MBIA)	AAA	750,000	977,130
Snohomish Cnty., WA Sch. Dist. GO, Refunding, 5.25%, 12/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,051,630
Spartanburg Cnty., SC Sch. Dist. 7 GO, 5.00%, 03/01/2018	AA+	730,000	756,360
Washington, DC GO:
Prerefunding, Ser. B, 5.50%, 06/01/2012, (Insd. by FSA)	AAA	290,000	328,512
Ser. B, 5.50%, 06/01/2012, (Insd. by FSA)	AAA	710,000	782,825
Weatherford, TX Independent Sch. Dist. GO, 0.00%, 02/15/2022, (Gtd. by PSF) (n)	AAA	3,000,000	1,002,600
Wilmington, DE GO, 5.38%, 06/01/2017	AAA	1,500,000	1,606,590
Woodhaven Brownstown, MI Sch. Dist. GO, 5.50%, 05/01/2015	AAA	1,085,000	1,184,082
19,255,937
HOSPITAL 13.0%
Allegheny Cnty., PA Hosp. Dev. Auth. RB, South Hills Hlth. Sys., Ser. B, 6.63%, 05/01/2020	A3	1,000,000	1,059,500
California Hlth. Facs. Fin. Auth. RRB, Ser. A, 5.75%, 07/01/2015	AAA	1,000,000	1,081,520
Illinois Hlth. Facs. Auth. RB, Sherman Hlth. Sys., 5.25%, 08/01/2017	AAA	1,000,000	1,021,930
Illinois Hlth. Facs. Auth. RRB, Ser. AA, 6.50%, 06/01/2012, (Insd. by MBIA)	AAA	1,750,000	2,041,865
Knox Cnty., TN Hlth. & Edl. Hosp. Facs. Auth. RRB, Fort Sanders Alliance, 6.25%, 01/01/2013, (Insd. by MBIA)	AAA	1,700,000	1,975,009
Lorain Cnty., OH Hosp. RB:
9.55%, 04/01/2011	NR	2,000,000	2,205,360
9.80%, 04/01/2011	NR	1,250,000	1,383,950
Oklahoma Indl. Auth. RRB, Integris Baptist Med. Ctr., Ser. A, 6.25%, 08/15/2015, (Insd. by MBIA)	AAA	2,000,000	2,221,620
Orange Cnty., FL Hlth. Facs. Auth. RB:
Ser. A, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	610,000	732,342
Ser.C, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	295,000	348,734
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	1,000,000	1,098,370
Wisconsin Hlth. & Edl. Facs. RRB, Wheaton Franciscan Svcs., 6.00%, 08/15/2016	A	1,230,000	1,309,593
16,479,793
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS (continued)
HOUSING 16.2%
Alaska Hsg. Fin. Corp. RB, Ser. A, 5.40%, 12/01/2013	AA-	$1,000,000	$ 1,038,650
Aurora, CO Hsg. Auth. MHRB, 6th Avenue Proj., Ser. A, 5.70%, 12/01/2018, (LOC: US Bank)	Aa3	1,000,000	1,028,180
California HFA Home Mtge. RB, Ser. L, 6.40%, 08/01/2027, (Insd. by MBIA)	AAA	305,000	316,828
California HFA MHRB, Ser. B, 6.05%, 08/01/2016, (Insd. by AMBAC & FHA)	AAA	1,000,000	1,050,720
California HFA SFHRB, Ser. A-2 Class I, 5.70%, 08/01/2011	AAA	585,000	605,844
Dist. of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018, (Insd. by FNMA & GNMA)	AAA	1,680,000	1,736,062
Escambia Cnty., FL HFA SFHRB, Multi-Cnty. Program, Ser. A, 5.50%, 10/01/2021, (Insd. by FNMA & GNMA)	Aaa	995,000	1,015,865
Georgia HFA SFHRB, Sub. Ser. D 2, 5.50%, 06/01/2017	AAA	1,000,000	1,028,000
Idaho Hsg. & Fin. Assn. RB, Sub. Sinking Fund Mtg., Ser. B-2, 6.00%, 07/01/2014	A1	1,835,000	1,973,230
Idaho Hsg. Agcy. SFHRB, Ser. C 1, 6.30%, 07/01/2011, (Insd. by FHA)	Aa1	380,000	388,763
Massachusetts HFA SFHRB, Ser. 73, 5.90%, 12/01/2019, (Insd. by FSA)	AAA	885,000	909,780
Minnesota HFA SFHRB, Ser. H, 6.70%, 01/01/2018	AA+	215,000	221,652
New Mexico Mtge. Fin. Auth. SFHRB, Ser. C-1, 6.00%, 03/01/2032	AAA	1,850,000	1,916,859
New York Dorm. Auth. RB, Sch. Dist. Fin. Program, Ser. E, 5.50%, 10/01/2017, (Insd. by MBIA)	AAA	1,000,000	1,086,180
New York HFA MHRB, Ser. B, 6.35%, 08/15/2023, (Insd. by AMBAC & HFA)	AAA	995,000	1,034,631
New York Mtge. Agcy. RB, Homeowner Mtge., Ser. 86, 5.95%, 10/01/2020	Aa1	1,000,000	1,071,940
Ohio HFA Mtge. RB, Ser. A-2, 6.63%, 03/01/2026, (Insd. by GNMA)	Aaa	280,000	296,562
Utah HFA SFHRB, Sr. Ser. E-1, 5.38%, 07/01/2018, (Insd. by FHA)	AAA	875,000	886,646
Wisconsin Hsg. & EDA RB, Ser. B, 5.60%, 09/01/2016	AA	1,255,000	1,289,148
Wisconsin Hsg. & EDA RRB, Ser. E, 5.80%, 09/01/2017	AA	1,500,000	1,556,025
20,451,565
INDUSTRIAL DEVELOPMENT REVENUE 4.8%
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	3,000,000	3,333,810
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B, 6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,087,350
Mercer Cnty., ND PCRRB, Basin Elec. Pwr. Proj., Ser. 2, 6.05%, 01/01/2019, (Insd. by AMBAC)	AAA	1,500,000	1,613,430
New York, NY IDA RB, Japan Airlines Co., 6.00%, 11/01/2015	Aaa	85,000	91,178
6,125,768
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS (continued)
LEASE 3.6%
Kansas City, MO Muni. Assist. Corp. RB, Leasehold Capital Impt., Ser. B, 5.85%, 01/15/2016	AAA	$2,000,000	$ 2,168,600
Lawrence Township., IN Metrop. Sch. Dist. RB, 6.88%, 07/05/2011, (Insd. by MBIA & IBC)	AAA	1,500,000	1,785,825
New York Env. Facs. Corp. RRB, Riverbank State Park, 5.50%, 04/01/2016, (Insd. by AMBAC)	AAA	250,000	271,085
Santa Ana, CA Fin. Auth. Lease RB, Police Admin. & Hldg. Facs., Ser. A, 6.25%, 07/01/2015, (Insd. by MBIA)	AAA	300,000	358,665
4,584,175
MISCELLANEOUS REVENUE 0.9%
Atlanta & Fulton Cnty., GA Recreation Auth. RB, Park Impt., 5.75%, 12/01/2017, (Insd. by AMBAC)	AAA	1,000,000	1,091,660
PRE-REFUNDED 0.1%
Hempstead Town, NY GO, Ser. B, 5.63%, 02/01/2015, (Insd. by FGIC)	AAA	100,000	112,058
PUBLIC FACILITIES 1.9%
Illinois Metrop. Pier & Expo Auth. RB, McCormick Place Expansion, 5.75%, 06/15/2023	AAA	1,000,000	1,084,760
San Jose, CA Redev. Agcy. Tax Allocation Bond, Merged Area Redev. Proj., 6.00%, 08/01/2015, (Insd. by MBIA)	AAA	1,100,000	1,290,586
2,375,346
RESOURCE RECOVERY 0.1%
Islip, NY Resources Recovery Agcy. RB, Ser. B, 7.25%, 07/01/2011, (Insd. by AMBAC)	AAA	100,000	122,120
SPECIAL TAX 4.3%
District of Columbia Tax Increment RB, Gallary Place Proj., 5.50%, 07/01/2019, (Insd. by FSA)	AAA	1,000,000	1,054,820
Elk Grove, CA Unified Sch. Dist. Spl. Tax RRB, Community Facs. Dist., 6.50%, 12/01/2024	AAA	500,000	606,230
George L. Smith II, GA World Congress Ctr. Auth. RRB,
Domed Stadium Proj., 6.00%, 07/01/2011	AAA	1,000,000	1,119,040
Metrop. Atlanta Rapid Trans. Auth. GA Sales Tax RRB, Second Indenture, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	2,500,000	2,704,250
5,484,340
STUDENT LOAN 0.8%
Alaska Student Loan Corp., Student Loan RB, Ser. A, 5.45%, 07/01/2016, (Insd. by AMBAC)	AAA	1,000,000	1,024,050
TOBACCO REVENUE 0.7%
Tobacco Settlement Fin. Corp., LA RB, Ser. 2001-A, 6.36%, 05/15/2025	A	885,750	930,719
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS (continued)
TRANSPORTATION 7.0%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt., 6.00%, 01/01/2015	AAA	$2,000,000	$ 2,197,420
Massachusetts Port Auth. RRB, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	1,000,000	1,079,830
New Jersey Transit Corp. COP, Fed. Transit Admin. Grants, Ser. A, 6.13%, 09/15/2015, (Insd. by AMBAC)	AAA	1,500,000	1,753,965
New York Metrop. Trans. Auth., Ser. E, 5.50%, 11/15/2020	AAA	1,000,000	1,063,850
Niagara, NY Frontier Arpt. Auth. RB, Greater Buffalo Intl. Arpt., Ser. A, 6.13%, 04/01/2014, (Insd. by AMBAC)	AAA	100,000	106,098
Port Auth. of NY & NJ RB, Ser. 97, 6.50%, 07/15/2019, (Insd. by FGIC)	AAA	500,000	539,510
Sacramento Cnty., CA Arpt. Sys. RB, Ser. A, 6.00%, 07/01/2011, (Insd. by MBIA)	AAA	1,000,000	1,124,850
Salt Lake City, UT Arpt. RB, Ser. A, 6.00%, 12/01/2012, (Insd. by FGIC)	AAA	1,000,000	1,052,500
8,918,023
WATER & SEWER 9.1%
Chicago, IL Wst. Wtr. Transmission RB, 2nd Lien, 6.00%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,156,710
Cleveland, OH Wtwks. RRB, Ser. K, 5.25%, 01/01/2019, (Insd. by FGIC)	AAA	275,000	286,071
Detroit, MI Wtr. Supply Sys. RB, Ser. A, 5.50%, 07/01/2014, (Insd. by FGIC)	AAA	1,500,000	1,622,880
Houston, TX Wtr. & Sewer Sys. RRB, Jr. Lien, Ser. A, 5.50%, 12/01/2014, (Insd. by FSA)	AAA	1,000,000	1,088,820
Houston, TX Wtr. Conveyance Sys. Contract COP, Ser. H, 7.50%, 12/15/2014, (Insd. by AMBAC)	AAA	1,000,000	1,283,060
Lowndes Cnty., MS Solid Wst. Disp. PCRB, 6.80%, 04/01/2022	BBB	715,000	790,054
Nassau Cnty., NY GO, Refunding, Combined Swr. Dist., Ser. B, 6.00%, 05/01/2014	AAA	695,000	802,767
Palm Beach Cnty., FL Solid Wst. Auth. RB, Ser. A, 6.00%, 10/01/2010	AAA	1,000,000	1,151,020
Seattle, WA Wtr. Sys. RB, Ser. B, 5.75%, 07/01/2023, (Insd. by FGIC)	AAA	2,000,000	2,164,340
Upper Trinity Regl. Wtr. Dist. RB, Ser. A, 6.00%, 08/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,115,560
11,461,282
Total Municipal Obligations			124,612,896
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

November 30, 2002 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 0.0%
MUTUAL FUND SHARES 0.0%
Evergreen Institutional Municipal Money Market Fund (o)	25,838	$ 25,838
Total Investments (cost $116,827,536) 98.4%		124,638,734
Other Assets and Liabilities 1.6%		2,018,304
Net Assets 100.0%		$ 126,657,038

(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	LOC	Letter of Credit
COP	Certificates of Participation	MBIA	Municipal Bond Investors Assurance Corp.
EDA	Economic Development Authority	MHRB	Multifamily Housing Revenue Bond
FGIC	Financial Guaranty Insurance Corp.	PCRB	Pollution Control Revenue Bond
FHA	Federal Housing Authority	PCRRB	Pollution Control Refunding Revenue Bond
FNMA	Federal National Mortgage Association	PSF	Public School Fund
FSA	Financial Security Assurance, Inc.	RB	Revenue Bond
GNMA	Government National Mortgage Association	RRB	Refunding Revenue Bond
GO	General Obligation	SFHRB	Single Family Housing Revenue Bond
HFA	Housing Finance Authority	TCRS	Transferable Custody Receipts
IBC	Insured Bond Certification
IDA	Industrial Development Authority

The following table shows the percent of total investments invested by geographic location as of November 30, 2002:
Alaska	1.7%
Arizona	0.9%
California	6.9%
Colorado	0.8%
Delaware	1.3%
District of Columbia	3.1%
Florida	2.6%
Georgia	6.6%
Hawaii	0.4%
Idaho	1.9%
Illinois	7.8%
Indiana	1.4%
Kansas	0.9%
Louisiana	0.7%
Massachusetts	1.6%
Michigan	4.6%
Minnesota	0.2%
Mississippi	0.6%
Missouri	1.7%
Nevada	0.9%
New Jersey	1.4%
New Mexico	1.5%
New York	10.2%
North Dakota	1.3%
Ohio	5.7%
Oklahoma	1.8%
Pennsylvania	3.5%
South Carolina	2.2%
Tennessee	1.6%
Texas	8.2%
Utah	1.6%
Vermont	1.2%
Washington	4.8%
Wisconsin	8.2%
Non-state specific	0.2%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (unaudited)

Assets
Identified cost of securities	$ 116,827,536
Net unrealized gains on securities	7,811,198

Market value of securities	124,638,734
Receivable for Fund shares sold	268,264
Interest receivable	2,150,111
Prepaid expenses and other assets	15,987

Total assets	127,073,096

Liabilities
Dividends payable	193,136
Payable for Fund shares redeemed	156,072
Advisory fee payable	4,392
Distribution Plan expenses payable	4,159
Due to other related parties	1,046
Accrued expenses and other liabilities	57,253

Total liabilities	416,058

Net assets	$ 126,657,038

Net assets represented by
Paid-in capital	$ 123,574,048
Undistributed net investment income	34,550
Accumulated net realized losses on securities	(4,762,758)
Net unrealized gains on securities	7,811,198

Total net assets	$ 126,657,038

Net assets consists of
Class A	$ 71,681,467
Class B	24,510,557
Class C	8,073,620
Class I	22,391,394

Total net assets	$ 126,657,038

Shares outstanding
Class A	6,537,505
Class B	2,235,418
Class C	736,339
Class I	2,042,119

Net asset value per share
Class A	$ 10.96
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.51
Class B	$ 10.96
Class C	$ 10.96
Class I	$ 10.96

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (unaudited)

Investment income
Interest	$ 3,151,505

Expenses
Advisory fee	258,327
Distribution Plan expenses
Class A	86,824
Class B	126,216
Class C	31,908
Administrative services fees	61,506
Transfer agent fee	52,500
Trustees’ fees and expenses	985
Printing and postage expenses	6,168
Custodian fee	14,372
Registration and filing fees	4,417
Professional fees	6,739
Interest expense	154
Other	1,206

Total expenses	651,322
Less: Expense reductions	(278)

Net expenses	651,044

Net investment income	2,500,461

Net realized and unrealized gains or losses on securities
Net realized gains on securities	878,963
Net change in unrealized gains or losses on securities	790,360

Net realized and unrealized gains or losses on securities	1,669,323

Net increase in net assets resulting from operations	$ 4,169,784

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2002 (unaudited)		Year Ended May 31, 2002

Operations
Net investment income		$ 2,500,461		$ 4,871,861
Net realized gains on securities		878,963		1,135,041

Net change in unrealized gains or losses on securities		790,360		543,053

Net increase in net assets resulting from operations		4,169,784		6,549,955
Distributions to shareholders from
Net investment income
Class A		(1,476,081)		(2,689,779)
Class B		(442,102)		(1,091,522)
Class C		(111,015)		(116,804)
Class I		(493,345)		(970,444)

Total distributions to shareholders		(2,522,543)		(4,868,549)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	666,043	7,369,092	1,010,960	10,860,463
Class B	417,299	4,615,115	474,992	5,133,422
Class C	334,310	3,704,527	406,684	4,397,335
Class I	386,995	4,282,457	568,550	6,112,446

		19,971,191		26,503,666

Net asset value of shares issued in reinvestment of distributions
Class A	73,433	812,377	132,183	1,427,058
Class B	21,992	243,224	55,023	594,382
Class C	5,050	55,875	5,967	64,443
Class I	25,533	282,271	51,941	560,786

		1,393,747		2,646,669

Automatic conversion of Class B shares to Class A shares
Class A	281,956	3,132,814	860,176	9,271,380
Class B	(281,956)	(3,132,814)	(860,176)	(9,271,380)

		0		0

Payment for shares redeemed
Class A	(507,366)	(5,589,103)	(1,259,094)	(13,575,768)
Class B	(261,799)	(2,905,367)	(430,989)	(4,649,938)
Class C	(55,271)	(611,103)	(100,862)	(1,093,712)
Class I	(441,540)	(4,874,517)	(510,237)	(5,493,968)

		(13,980,090)		(24,813,386)

Net increase in net assets resulting from capital share transactions		7,384,848		4,336,949

Total increase in net assets		9,032,089		6,018,355
Net assets
Beginning of period		117,624,949		111,606,594

End of period		$ 126,657,038		$ 117,624,949

Undistributed net investment income		$ 34,550		$ 56,632

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen High Grade Municipal Bond Fund (the “Fund”) is a diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $37,327,534 and $29,279,060, respectively, for the six months ended November 30, 2002.

On November 30, 2002, the aggregate cost of securities for federal income tax purposes was $116,827,536. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,081,993 and $270,795, respectively, with a net unrealized appreciation of $7,811,198.

As of May 31, 2002, the Fund had $5,630,029 in capital loss carryovers for federal income tax purposes with $2,695,940 expiring in 2008 and $2,934,089 expiring in 2009.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended November 30, 2002, the Fund did not participate in any interfund lending transactions.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $278 which represents 0.00% of its average daily net assets on an annualized basis.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended November 30, 2002, the Fund had average borrowings outstanding of $13,468 at a rate of 2.29% and paid interest of $154, which represents 0.00% of its average daily net assets on an annualized basis.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564616 1/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034